UNITED STATES

SECURIPIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

DESEO SWIMWEAR INC.
(Exact name of registrant as specified in its charter)

Nevada	333-210419	47-3812711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

1710 Rhode Island Avenue NW2nd floor Washington DC 20036
(Address of Principal Executive Offices)

(202) 999 6598

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	DSWR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On March 28, 2023, Deseo Swimwear Inc. (the “Company”) filed a Certificate of Amendment to its Amended Articles of Incorporation (the “Articles of Amendment”) with the Secretary of State of the State of Nevada effecting an increase in the authorized shares of common stock from 200,000,000 to 500,000,000 (the “Corporate Action”).

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On March 28, 2023, the Company obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving the Corporate Action.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment of Amended Articles of Incorporation of Deseo Swimwear Inc..
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2023	By:	/s/ John Neocleous
Name: John Neocleous
Title: President

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